UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2012

FleetCor Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-0479

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Recent Developments

FleetCor Technologies, Inc. (“FleetCor”) continues to actively pursue acquisitions of businesses with attractive business models in its current markets and other attractive markets. FleetCor recently announced its agreement to acquire CTF Technologies, Inc. (“CTF”), a provider of fuel payment processing systems in Brazil, for $180 million. In addition, FleetCor has entered into an agreement to acquire another company and a non-binding letter of intent to acquire a third company, both located outside of the United States. The aggregate purchase price for these two additional acquisitions would be approximately $70 million in cash, which FleetCor expects would be funded with cash on hand and borrowings under its credit facilities. The acquisitions of CTF and the other company under contract are subject to customary closing conditions and are expected to close in the second quarter. The acquisition under letter of intent remains subject to the satisfactory completion of due diligence, negotiation and resolution of business and legal issues, negotiation and completion of a mutually satisfactory definitive agreement and corporate approvals by the parties.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance and potential acquisitions are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as those risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 29, 2012. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

June 7, 2012	By:	/s/ Eric R. Dey
Eric R. Dey
Chief Financial Officer